UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2005
LANDEC CORPORATION
(Exact name of registrant as specified in its charter)
California
(State or other jurisdiction of incorporation or organization)

0-27446 (Commission file number)	94-3025618 (IRS Employer Identification No.)
3603 Haven Avenue, Menlo Park, California 94025
(Address of principal executive offices and zip code)
(650) 306-1650
(Registrant’s telephone number,
including area code)
Not Applicable
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5

Item 1.01 Entry into a Material Definitive Agreement.
     On October 14, 2005, following shareholder approval at the Annual Meeting of Shareholders of Landec Corporation (the “Company”), the 2005 Stock Incentive Plan (the “Plan”) became effective and replaced the Company’s four then existing equity plans. Employees (including officers), consultants and directors of the Company and its subsidiaries and affiliates are eligible to participate in the Plan.
     The Plan provides for the grant of stock options (both nonstatutory and incentive stock options), stock grants, stock units and stock appreciation rights. Awards under the Plan will be evidenced by an agreement with the Plan participant. 861,038 shares of the Company’s common stock (“Shares”) are available for awards under the Plan. Under the Plan no recipient may be awarded any of the following during any fiscal year: (i) stock options covering in excess of 500,000 Shares; (ii) stock grants and stock units covering in excess of 250,000 Shares in the aggregate; or (iii) stock appreciation rights covering more than 500,000 Shares. In addition, awards to non-employee directors are discretionary. However, a non-employee director may not be granted awards covering in excess of 30,000 Shares in the aggregate during any fiscal year.
     The Compensation Committee will administer the Plan with respect to persons who are subject to Section 16 of the Securities Exchange Act of 1934 and awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Board of Directors will administer the Plan with respect to non-employee directors. The Compensation Committee or a separate committee of two or more directors of the Company appointed by the Board of Directors will administer the Plan with respect to all other persons and awards.
     The Board may amend the Plan at any time and for any reason, provided that any such amendment will be subject to shareholder approval to the extent required by applicable laws, regulations or rules. The Board may terminate the Plan at any time and for any reason. The term of the Plan is seven years from the date of shareholder approval. The Plan is currently set to terminate on October 14, 2012 unless re-adopted or extended by the shareholders prior to or on such date.
     The foregoing description of the Plan is only a summary and is qualified in its entirety by reference to the Plan, which is filed as an exhibit hereto.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit	Description

99.1	2005 Stock Incentive Plan

99.2	Stock Incentive Plan-Form of Stock Grant Agreement

99.3	Stock Incentive Plan-Form of Notice of Stock Option Grant and Stock Option Agreement

99.4	Stock Incentive Plan-Form of Stock Unit Agreement

99.5	Stock Incentive Plan-Form of Stock Appreciation Right Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDEC CORPORATION Registrant

Date: October 20, 2005	By:	/s/ Gregory S. Skinner

Gregory S. Skinner
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	2005 Stock Incentive Plan

99.2	Stock Incentive Plan-Form of Stock Grant Agreement

99.3	Stock Incentive Plan-Form of Notice of Stock Option Grant and Stock Option Agreement

99.4	Stock Incentive Plan-Form of Stock Unit Agreement

99.5	Stock Incentive Plan-Form of Stock Appreciation Right Agreement